Exhibit 10.26

EXECUTION COPY

GUARANTEE AGREEMENT

THIS GUARANTEE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Guarantee”) is entered into as of March 15, 2013 by and among ROBERT F.X. SILLERMAN (in his capacity as an individual and not as an officer, director or member (or other similar or analogous role) of any entity) and his successors and permitted assigns (collectively, the “Individual Guarantor”) in favor of BARCLAYS BANK PLC, as collateral agent (the “Collateral Agent”), for the benefit of the Secured Parties under the Credit Agreement defined below.  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (defined below).

W I T N E S S E T H:

WHEREAS, SFX Intermediate Holdco II LLC, a Delaware corporation (the “Borrower”), SFX Intermediate Holdco I LLC (“Holdings”), the Lenders party thereto from time to time and BARCLAYS BANK PLC, as administrative agent have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented waived and/or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, in order to induce the Lenders to make the Term Loans under the terms provided in the Credit Agreement, the Individual Guarantor (as of the date hereof, a shareholder, Executive Chairman of the Board of Directors and the Chief Executive Officer of the sole member of Holdings) committed to execute and deliver this Guarantee, whereby the Individual Guarantor, subject to the limitations described herein and with full recourse, shall guarantee, jointly and severally with each of the other Guarantors, the payment when due of all Secured Obligations, including, without limitation, all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement or the other Loan Documents.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Representations and Warranties.  The Individual Guarantor represents and warrants to each Lender and the Collateral Agent as of the date of this Guarantee, after giving effect to the consummation of the transactions contemplated by the Loan Documents on the date hereof that:

(a)                                 The execution and delivery by the Individual Guarantor of this Guarantee and the performance of his obligations hereunder constitutes a legal, valid and binding obligation of the Individual Guarantor, enforceable against him in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

(b)                                 Neither the execution and delivery by the Individual Guarantor of this Guarantee, nor the consummation by the Individual Guarantor of the transactions herein contemplated, nor compliance by the Individual Guarantor with the terms and provisions hereof, will (i) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any law, rule, regulation, order, writ, judgment, injunction, decree or award (including, without limitation, any environmental property transfer laws or regulations) applicable to the Individual Guarantor or his assets or any provisions of any material indenture, instrument or agreement to which the Individual Guarantor is party or is subject or which he or his property is bound or affected, or require termination of any such indenture, instrument or agreement or (ii) result in the creation or imposition of any Lien whatsoever upon any of the property or assets of the Individual Guarantor, other than Customary Permitted Liens;

(c)                                  The Individual Guarantor has negotiated and is entering into this Guarantee freely and voluntarily after full consultation with sophisticated legal, financial and other counsel of his choosing.  The Individual Guarantor understands this Guarantee, the risk inherent in it, and its significance;

(d)                                 The personal financial statements prepared or furnished by or on behalf of the Individual Guarantor in connection with the transactions contemplated hereby and the negotiation of this Guarantee or delivered hereunder fairly present in all material respects the financial position of the Individual Guarantor as of the dates therein indicated;

(e)                                  The Individual Guarantor has at least $100,000,000 in Approved Investments (as defined below), at cash accounts located in the United States owned solely, legally, beneficially and of record by him (any such accounts collectively, the “Cash Accounts”);

(f)                                   there are no pending (or, to the knowledge of the Individual Guarantor, threatened in writing) actions, investigations, suits, proceedings, audits, claims, written demands, orders or disputes to which the Individual Guarantor is a party with, by or before any Governmental Authority, other than those that, if adversely determined, could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the Individual Guarantor; and

(g)                                  The signature page hereof of the Individual Guarantor sets forth the true and correct legal name of the Individual Guarantor and the principal residence currently used by the Individual Guarantor.  Except as listed on such signature page, the Individual Guarantor has not had any other legal name or principal residence during the three year period preceding the date hereof.

As used in this Guarantee, the term “Approved Investments” means (a) cash, (b) Cash Equivalents, (c) any asset that is (i) listed on a national securities exchange or (ii) actively traded in the over-the-counter-market, in each case, of a Person with a market capitalization of at $500,000,000 on each trading day in the preceding 60 day period prior to such date or (d) any other assets listed under the headings “Liquid Securities”, “Current Income Portfolio” and “Current Portion of Accounts Receivable” as of the Closing Date in the personal financial statements of the Individual Guarantor referenced in Section 1(d) and similar assets that are invested in going forward under substantially similar investment strategies that are consistent with past practice.

SECTION 2.  Covenants.  Until all Guaranteed Obligations (as defined below) shall have been indefeasibly paid in full in cash (other than contingent or indemnification obligations not then asserted or due), the Individual Guarantor hereby agrees and covenants to the Collateral Agent and the Lenders that the Individual Guarantor:

(a)                                 shall at all times retain an amount that is no less than the lesser of (i) $100,000,000 or (ii) 200% of the amount of the outstanding Guaranteed Obligations (other than contingent or indemnification obligations not then asserted or due) in Approved Investments at Cash Accounts;

(b)                                 shall furnish to the Collateral Agent (i) as soon as available, and in any event within 15 days after filing, the federal income tax returns of the Individual Guarantor and (ii) as soon as available, and in any event within 15 days of the end of each calendar month, a personal financial statement on a form acceptable to the Collateral Agent, together with copies of all account statements for any Cash Account;

(c)                                  shall not, (i) directly or indirectly, incur or otherwise remain liable with respect to or be responsible for, any Indebtedness other than (x) Indebtedness existing and outstanding as of the date hereof in the aggregate amount of $42,000,000, (y) the Indebtedness incurred under this Guarantee and (z) additional Indebtedness, in any case, not to be secured by any Cash Account at any time, in an aggregate principal amount not to exceed $25,000,000 at any time outstanding or (ii) incur, maintain or otherwise suffer to exist any Lien upon any Cash Account, whether now owned or hereafter acquired, or assign any right to receive income or profits therefrom, except for Liens with respect to the payment of taxes, assessments or other governmental charges or of carriers, materialmen, warehousemen, workmen or mechanics and other similar Liens, in each case imposed by law or arising in the ordinary course;

(d)                                 shall maintain sole direct, legal and beneficial ownership of any Cash Account and shall not, directly or indirectly, provide any other Person with any interest or ownership, whether joint or several, legal or beneficial or otherwise, in such Cash Account;

(e)                                  shall not (i) fail to make any payment when due (whether due because of scheduled maturity, required prepayment provisions, acceleration, demand or otherwise), after the lapse of all applicable grace periods under any Indebtedness having a principal amount of $25,000,000 or more (the “Material Indebtedness”), (ii) suffer any event or material condition if the effect of such event or condition, after the lapse of all applicable grace periods, is to accelerate, or to permit the acceleration of, the maturity of such Material Indebtedness, (iii) allow any Material Indebtedness to become or be declared to be due and payable, prior to the stated maturity thereof or (iv) suffer any proceeding seeking to adjudicate the Individual Guarantor bankrupt or insolvent or seek protection, relief, composition of the Individual Guarantor or the Individual Guarantor’s debts or any similar order, in each case under any requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors; and

(f)                                   shall, together with each delivery of any federal income tax return, personal financial statement or account statement delivered pursuant to clause (b) of this Section (the “Documents”), deliver a certificate, (i) attaching the applicable Documents and certifying that the included Cash Account statements and income tax returns are true, correct and complete copies of the same and that the attached personal financial statements fairly present in all material respects the financial position of the Individual Guarantor as of the dates indicated and (ii) confirming compliance with each of clauses (a) through (e) of this Section;

SECTION 3.  The Guarantee.  The Individual Guarantor hereby, as a primary obligor and not merely as a surety, unconditionally and irrevocably, jointly and severally with each other Guarantor, guarantees to the Collateral Agent for the ratable benefit of the Secured Parties and their respective permitted successors, indorsees, transferees and assigns, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Secured Obligations, including, without limitation, (i) the principal of and interest on the Term Loans made to the Borrower pursuant to the Credit Agreement and (ii) all other amounts (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding) payable by the Borrower or any other Guarantor under the Credit Agreement and the other Loan Documents (all of the foregoing being referred to collectively as the “Guaranteed Obligations”); provided that, in any case, the term Guaranteed Obligations as used herein shall (x) not include any Hedging and Cash Management Obligations, including Hedging and Cash Management Obligations of any other Guarantor and (y) with respect to principal amount and interest rate (including, without limitation, any Default Interest) and Obligations pursuant to Section 9.03 of the Credit Agreement, be defined and calculated based on the definitions in and terms of the Credit Agreement and other Loan Documents as of the date hereof unless otherwise acknowledged by the Individual Guarantor.  The Individual Guarantor agrees that he shall forthwith on demand pay any Guaranteed Obligations at the place and in the manner specified in the Credit Agreement or the relevant other Loan Document, as the case may be.  The Individual Guarantor hereby agrees that this Guarantee is an absolute, irrevocable, joint and several and unconditional Guarantee of payment and is not a Guarantee of collection.  Notwithstanding anything to the contrary in this Guarantee, in the event that the Borrower or any other Guarantor receives a waiver under the Credit Agreement or the other Loan Documents for a failure to pay any amount or perform any obligation thereunder, then any such waiver shall also apply to any of Individual Guarantor’s obligations under this Guarantee with respect to the same.  This Guarantee is a continuing guarantee and shall (a) remain in full force and effect until the termination of this Guarantee in accordance with Section 5, unless reinstated in accordance with Section 5, (b) be binding upon the Individual Guarantor, the Individual Guarantor’s successors and permitted assigns, including without limitation, the Individual Guarantor’s estate and (c) inure to the benefit of and be enforceable by the Secured Parties, the Collateral Agent and their successors, transferees and permitted assigns.

SECTION 4.  Guarantee Unconditional.  To the fullest extent permitted by law, the obligations of the Individual Guarantor hereunder shall be unconditional, continuing, joint and several and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(a)                                 except as otherwise expressly provided herein, any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of the Borrower or any other Guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of the Borrower or any other Guarantor of any of the Guaranteed Obligations;

(b)                                 any modification or amendment of or supplement to the Credit Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;

(c)                                  any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guarantees with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

(d)                                 any change in the corporate or other existence, structure or ownership of the Borrower or other Guarantors, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other Guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower or any Guarantor of any of the Guaranteed Obligations;

(e)                                  the existence of any claim, setoff or other rights which the Individual Guarantor may have at any time against the Borrower or any other Guarantor of any of the Guaranteed Obligations, the Collateral Agent, any Secured Party or any other Person, whether in connection herewith or in connection with any unrelated transactions;

(f)                                   the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower or any other Guarantor of any of the Guaranteed Obligations, for any

reason related to the Credit Agreement or any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of the Guaranteed Obligations;

(g)                                  the failure of the Collateral Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

(h)                                 the election by, or on behalf of, any one or more of the Secured Parties, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

(i)                                     any borrowing or grant of a security interest by any Loan Party, as debtor- in-possession, under Section 364 of the Bankruptcy Code;

(j)                                    the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Secured Parties or the Collateral Agent for repayment of all or any part of the Guaranteed Obligations; or

(k)                                 any other act or omission to act or delay of any kind by the Borrower, any Guarantor of the Guaranteed Obligations, the Collateral Agent, any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of the Individual Guarantor’s obligations hereunder.

SECTION 5.  Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances.  The Individual Guarantor’s obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been indefeasibly paid in full in cash (other than contingent or indemnification obligations not then asserted or due), at which time, subject to all the foregoing conditions, the guarantee made hereunder shall be terminated and the Individual Guarantor shall be released and discharged from the obligations hereunder; provided that if at any time any payment of the principal of or interest on any Term Loan, Obligation or any other amount payable by the Borrower or any other party under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Individual Guarantor or any Loan Party or otherwise, the Individual Guarantor’s obligations hereunder with respect to such payment shall be reinstated to the extent of such rescission, restoration or return and the Individual Guarantor shall indemnify the Collateral Agent and each other Secured Party for all reasonable costs and expenses (including fees of counsel) incurred by them in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.  In connection with the foregoing, the Collateral Agent shall execute and deliver to the Individual Guarantor or the Individual Guarantor’s designee, at the Individual Guarantor’s expense, any documents or instruments which the Individual Guarantor shall reasonably request to evidence such termination and release.

SECTION 6.  General Waivers; Additional Waivers.

(a)                                 General Waivers.  To the fullest extent permitted by law, the Individual Guarantor irrevocably waives acceptance hereof, diligence, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and any notice not provided for herein or under the other Loan Documents, as well as any requirement that at any time any action be taken by any Person against the Borrower or any Guarantor of the Guaranteed Obligations, or any other Person.

(b)                                 Additional Waivers.  Notwithstanding anything herein to the contrary, the Individual Guarantor hereby absolutely, unconditionally, knowingly, and expressly waives, to the fullest extent permitted by law:

(i)                                     any right the Individual Guarantor may have to revoke this Guarantee as to future indebtedness or notice of acceptance hereof;

(ii)                                  (1) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (2) notice of the amount of the Guaranteed Obligations, subject, however, to the Individual Guarantor’s right to make inquiry of the Collateral Agent and the Secured Parties to ascertain the amount of the Guaranteed Obligations at any reasonable time; (3) notice of any adverse change in the financial condition of the Borrower, any other Guarantor or of any other fact that might increase the Individual Guarantor’s risk hereunder; (4) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (5) notice of any Default or Event of Default; and (6) all other notices (except if such notice is specifically required to be given to the Individual Guarantor hereunder or under the Loan Documents) and demands to which the Individual Guarantor might otherwise be entitled;

(iii)                               the Individual Guarantor’s right, if any, to require the Collateral Agent and the other Secured Parties to institute suit against, or to exhaust any rights and remedies which the Collateral Agent and the other Secured Parties have or may have against, any other Guarantor or any third party, or against any Collateral provided by such Guarantor, or any third party; and the Individual Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and indefeasibly paid) of any other Guarantor or by reason of the cessation from any cause whatsoever of the liability of such Guarantor in respect thereof;

(iv)                              (a) any rights to assert against the Collateral Agent and the other Secured Parties any defense (legal or equitable), set-off, counterclaim, or claim which the Individual Guarantor may now or at any time hereafter have against any other party liable to the Administrative Agent and the other Secured Parties; (b) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (c) any defense such Individual Guarantor has to performance hereunder, and any right the Individual Guarantor has to be exonerated, arising by reason of: the impairment or suspension of the Collateral Agent’s and the other Secured Parties’ rights or remedies against the Loan Parties; the alteration by the Collateral Agent and the other Secured Parties of the Guaranteed Obligations; any discharge of any Guarantor’s obligations to the Collateral Agent and the other Secured Parties by operation of law as a result of the Collateral Agent’s and the other Secured Parties’ intervention or omission; or the acceptance by the Collateral Agent and the other Secured Parties of anything in partial satisfaction of the Guaranteed Obligations; and (d) the benefit of any statute of limitations affecting the Individual Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Individual Guarantor’s liability hereunder;

(v)                                 any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Collateral Agent and the other Secured Parties; or (b) any election by the Collateral Agent and the other Secured Parties under Section 1111(b) of the Bankruptcy Code, to limit the amount of, or any collateral securing, the Guaranteed Obligations;

(vi)                              all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Individual Guarantor’s rights of subrogation and reimbursement against any Guarantor of the Guaranteed Obligations; and

(vii)                           all rights and defenses that the Individual Guarantor may have because the Guaranteed Obligations are secured by real property, meaning, among other things, that the Collateral Agent and the other Secured Parties may collect from the Individual Guarantor without first foreclosing on any real or personal property collateral pledged by any Guarantor of the Guaranteed Obligations; provided however, that if the Collateral Agent and the other Secured Parties forecloses on any real property collateral pledged by any Guarantor of the Guaranteed Obligations: (1) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (2) the Collateral Agent and the other Secured Parties may collect from the Individual Guarantor even if the Collateral Agent and the other Secured Parties, by foreclosing on the real property collateral, has destroyed any right the Individual Guarantor may have to collect from such Guarantor (this being an unconditional and irrevocable waiver of any rights and defenses the Individual Guarantor may have because the Guaranteed Obligations are secured by real property).

(c)                                  any right to require the Collateral Agent and the other Secured Parties to institute suit against, or to exhaust any rights and remedies which either the Collateral Agent or any Secured Parties has or may have against any other Guarantor or any third party, or against any collateral provided by any Guarantor, or any third party; and the Individual Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of any other Guarantor or by reason of the cessation from any cause whatsoever of the liability of such Guarantor in respect thereof.

SECTION 7.  Waiver of Rights of Subrogation, Contribution and Indemnification.  Notwithstanding any payment made by the Individual Guarantor hereunder or any set-off or application of funds of the Individual Guarantor by the Collateral Agent or any other Secured Party, the Individual Guarantor shall not be entitled to be subrogated to any of the rights of the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Secured Party for the payment of the Guaranteed Obligations, nor shall the Individual Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by the Individual Guarantor hereunder, until all amounts owing to the Collateral Agent and the other Secured Parties by the Borrower on account of the Guaranteed Obligations shall have been indefeasibly paid in full in cash (other than contingent or indemnification obligations not then asserted or due).  If any amount shall be paid to the Individual Guarantor on account of such subrogation rights at any time when all of such Guaranteed Obligations shall not have been indefeasibly paid in full in cash, such amount shall be held by the Individual Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of the Individual Guarantor, and shall, forthwith upon receipt by the Individual Guarantor, be turned over to the Collateral Agent in the exact form received by the Individual Guarantor (duly indorsed by the Individual Guarantor to the Collateral Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.  The Individual Guarantor acknowledges and agrees that these waivers are intended to benefit the Collateral Agent and the Secured Parties and shall not limit or otherwise affect the Individual Guarantor’s liability hereunder or the enforceability of this Guarantee, and that the Collateral Agent, the Secured Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 7.

SECTION 8.  Stay of Acceleration.  If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement or any other Loan Document is prevented or stayed by injunction or stay or upon the insolvency, bankruptcy or reorganization of the Borrower or any of its Affiliates, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement or any other Loan Document (whether or not due and payable by the Borrower) shall nonetheless be due and payable by the Individual Guarantor hereunder forthwith on demand by the Collateral Agent.

SECTION 9.  Notices.  All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in the Credit Agreement with respect to the Collateral Agent at its notice address therein and, with respect to the Individual Guarantor, at the address listed on the Individual Guarantor’s signature page hereto, or such other address or telecopy number as such party may hereafter specify for such purpose in accordance with the provisions of the Credit Agreement.

SECTION 10.  No Waivers.  No failure or delay by the Collateral Agent or any Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided in this Guarantee, the Credit Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 11.  Acknowledgments.  Neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to the Grantor arising out of or in connection with this Guarantee or any of the other Loan Documents, and the relationship between the Individual Guarantor, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.

SECTION 12.  Enforcement Expenses; Indemnification.  The Individual Guarantor agrees to pay, and to save the Collateral Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Borrower would be required to do so pursuant to Section 9.03 (taking into account the limitations set forth therein) of the Credit Agreement.  The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

SECTION 13.  Successors and Assigns.  This Guarantee is for the benefit of the Collateral Agent and the Secured Parties and their respective successors and permitted assigns, provided, that the Individual Guarantor shall not have any right to assign his rights or obligations hereunder without the consent of the Collateral Agent, and any such assignment in violation of this Section shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.  Subsequent to any such assignment, the Guarantee shall remain binding upon the Individual Guarantor.  This Guaranty shall be binding upon the Individual Guarantor’s successors, assigns, heirs, administrators, executors and legal representatives.  Notwithstanding anything in this Guarantee or any other Loan Document to the contrary, in the event of the death or disability of the Individual Guarantor, this Guarantee shall remain binding on the Individual Guarantor’s estate or legal representatives, as the case may be.

SECTION 14.  Set-Off.  The Individual Guarantor hereby irrevocably authorizes the Collateral Agent, each Lender and each of their respective Affiliates at any time and from time to time, in each case, while an Event of Default shall have occurred and be continuing, without notice to the Individual

Guarantor or any other Guarantor, any such notice being expressly waived by the Individual Guarantor, to the extent permitted by applicable law, upon any amount becoming due and payable by the Individual Guarantor (whether at the stated maturity, by acceleration or otherwise after the expiration of any applicable grace periods) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such Lender or any of their respective Affiliates to or for the credit or the account of the Individual Guarantor.  Each of the Collateral Agent and each Lender shall notify the Individual Guarantor promptly of any such set-off made by it or its respective Affiliates and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 15.  Changes in Writing.  Neither this Guarantee nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Individual Guarantor and the Collateral Agent.

SECTION 16.  Governing Law; Jurisdiction.

(a)                                 Governing Law.  This Guarantee and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Guarantee and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of New York.

(b)                                 Jurisdiction. The Individual Guarantor irrevocably and unconditionally agrees that he will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, against the Collateral Agent, any Lender, any Related Party of any of the foregoing, in any way relating to this Guarantee or the transactions relating hereto or thereto, in a forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  Nothing in this Guarantee or in any other Loan Document shall affect any right that the Collateral Agent, any Lender may otherwise have to bring any action or proceeding relating to this Guarantee against the Individual Guarantor or its properties in the courts of any jurisdiction.

(c)                                  Waiver of Venue. The Individual Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that he may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (b) of this Section 16.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                                 Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement.  Nothing in this Guarantee will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.

SECTION 17.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH PARTY AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 18.  Financial Condition Information.  The Individual Guarantor hereby assumes responsibility for keeping himself informed of the financial condition of the Borrower and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and the Individual Guarantor hereby agrees that none of the Secured Parties or the Collateral Agent shall have any duty to advise the Individual Guarantor of information known to any of them regarding such condition or any such circumstances.  In the event any Secured Party or the Collateral Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Individual Guarantor, such Secured Party or the Collateral Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Secured Party or the Collateral Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Individual Guarantor.

SECTION 19.  Counterparts.  This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 20.  Severability.  Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 21.  Integration.  This Guarantee represents the final agreement of the Individual Guarantor with respect to the matters contained herein and supersedes and replaces all prior agreements concerning the matters herein.  The terms of this Guarantee may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Individual Guarantor and any Secured Party or the Collateral Agent.  Except as expressly set forth herein, this Guarantee shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  It is understood and agreed that each reference to a Loan Document in the Credit Agreement or any other Loan Document, whether direct or indirect, shall hereafter be deemed to include a reference to this Guarantee and that this Guarantee is a Loan Document.

SECTION 22.  Headings. The Section headings used in this Guarantee are for convenience of reference only, are not part of this Guarantee and shall not affect the construction hereof or be taken into consideration in interpreting this Guarantee.

SECTION 23.  Independent Obligations.  The obligations of the Individual Guarantor hereunder are independent of and separate from the Secured Obligations.  If any Secured Obligation is not paid when due, or upon any Event of Default, the Collateral Agent may, at its sole election, proceed directly and at once, without notice, against the Individual Guarantor and any Collateral to collect and recover the full amount of any Secured Obligation then due, without first proceeding against any other Guarantor, any Loan Party or any other Collateral and without first joining any other Guarantor or any Loan Party in any proceeding.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Individual Guarantor has duly executed this Guarantee to be effective as of the day and year first above written.

INDIVIDUAL GUARANTOR:

ROBERT F.X. SILLERMAN

/s/ Robert F.X. Sillerman

Address of principal residence:

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[SIGNATURE PAGE TO GUARANTEE AGREEMENT]

Acknowledged and Agreed to:

BARCLAYS BANK PLC,
as Collateral agent

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[SIGNATURE PAGE TO GUARANTEE AGREEMENT]